EXHIBIT 24(b)15(ii)

                                POWER OF ATTORNEY

      I, John R. Ostler, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

            Variable Annuity Registration Statement filed under the Securities
                  Act of 1933: 333-146591 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                       TITLE                   DATE

/s/ John R. Ostler              Director                October 9, 2007
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John R. Ostler

                                POWER OF ATTORNEY

      I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

            Variable Annuity Registration Statement filed under the Securities
                  Act of 1933: 333-146591 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                  TITLE                          DATE

/s/ Diana Scott            Director                       October 9, 2007
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Diana Scott